UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35587	27-2249687
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Winter Street Suite 3300 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02              Results of Operations and Financial Condition.

Although TESARO, Inc. (the “Company”) has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2013, as of January 28, 2014, the Company anticipates that its cash and cash equivalents were approximately $130.3 million as of December 31, 2013.  This number is unaudited and does not take into account expenses since December 31, 2013.  Furthermore, this information does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2013 and its results of operations for the three months and year ended December 31, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

	By:	/s/ Edward C. English
Edward C. English
Vice President of Finance and Administration
Dated: January 28, 2014

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